Exhibit 99.10
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.D60194-TBD1. To approve a definitive Agreement and Plan of Merger, dated as of July 18, 2021 (as may be amended or modified from time to time, the “MergerAgreement”), a copy of which is attached as Annex A to the joint proxy statement/prospectus, by and among Kite Realty Group Trust (“Kite Realty”),KRG Oak, LLC, a Maryland limited liability company and a wholly owned subsidiary of Kite Realty (“Merger Sub”), and Retail Properties of America, Inc.("RPAI") and the merger of RPAI with and into Merger Sub (the “Merger”) on substantially the terms set forth in the Merger Agreement (the “RPAIMerger Proposal”);2. To approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to RPAI's named executive officers in connectionwith the Merger; and3. To approve one or more adjournments of the Special Meeting of Stockholders of Retail Properties of America, Inc., if necessary or appropriate, to solicitadditional proxies in favor of the RPAI Merger Proposal if there are insufficient votes at the time of such adjournment to approve the RPAI Merger Proposal.For Against Abstain! ! !! ! !RETAIL PROPERTIES OF AMERICA, INC.ATTN: INVESTOR RELATIONS2021 SPRING ROAD, SUITE 200OAK BROOK, IL 60523RETAIL PROPERTIES OF AMERICA, INC.The Board of Directors recommends you vote FOR the following proposals:NOTE: To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 P.M. Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the websiteand follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RPAI2021SMYou may attend the meeting via the internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.21-25523-3 C7.1 P4

D60195-TBDImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice & Proxy Statement is available at www.proxyvote.com.RETAIL PROPERTIES OF AMERICA, INC.REVOCABLE PROXY FOR SPECIAL MEETING OF STOCKHOLDERS – OCTOBER 19, 2021THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned stockholder of Retail Properties of America, Inc., a Maryland corporation (the "Company"), hereby appoints Julie M. Swinehart andSteven P. Grimes, and each of them, as proxies for the undersigned, and each with full power of substitution and re-substitution, to attend the Special Meeting ofStockholders to be held at 9 a.m. Central Time on October 19, 2021, online at www.virtualshareholdermeeting.com/RPAI2021SM, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at themeeting with all powers possessed by the undersigned if personally in attendance at the meeting. The undersigned hereby acknowledges receipt of the Notice ofSpecial Meeting of Stockholders and Proxy Statement, and revokes any proxy heretofore given with respect to such meeting.THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACHOF PROPOSALS 1, 2 and 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ONANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)21-25523-3 C7.1 P5